                                                                    EXHIBIT 99.1

                             LETTER OF TRANSMITTAL

                             Offer For Outstanding
                      15% Senior Discount Notes Due 2008
                                in Exchange for
                  15% Series B Senior Discount Notes Due 2008
                                      of
                     PETRO STOPPING CENTERS HOLDINGS, L.P.
                     PETRO HOLDINGS FINANCIAL CORPORATION


THIS EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON __________, 1999, UNLESS EXTENDED.

     THE EXCHANGE AGENT IS STATE STREET BANK AND TRUST COMPANY, WHOSE MAILING ADDRESS, FACSIMILE NUMBER AND TELEPHONE NUMBER ARE AS FOLLOWS:

  By Registered or Certified Mail:        By Hand Delivery or Overnight Courier:
State Street Bank and Trust Company        State Street Bank and Trust Company
    Corporate Trust Department                     2 Avenue de Lafayette
           P.O. Box 778                     Fifth Floor, Corporate Trust Window
       Boston, MA 02102-0078                       Boston, MA 02111-1724
      Attn: Jacklyn Thompson                      Attn: Jacklyn Thompson

                            Facsimile Transmission:
                      State Street Bank and Trust Company
                                (617) 662-1465
                            Attn: Jacklyn Thompson

                             Confirm by Telephone:
                                (617) 662-1685



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                                        DESCRIPTION OF SECURITIES TENDERED
---------------------------------------------------------------------------------------------------------------
Name and Address of Registered Holder as it appears
   on the Privately Placed 15% Senior Discount            Certificate Number(s)         Principal Amount of Old
        Notes Due 2008 ("Old Notes")                    of Old Notes Transmitted            Notes Transmitted
---------------------------------------------------------------------------------------------------------------
                                                        -------------------------------------------------------
                                                        -------------------------------------------------------
                                                        -------------------------------------------------------
                                                        -------------------------------------------------------
                                                        -------------------------------------------------------
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

           NOTE: SIGNATURES MUST BE PROVIDED BELOW. PLEASE READ THE
                     ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

     1. The undersigned hereby agrees to exchange the aggregate principal amount of privately placed 15% Senior Discount Notes Due 2008 (the "Old Notes") for a like principal amount of 15% Series B Senior Discount Notes Due 2008 (the "Notes") of Petro Stopping Centers Holdings, L.P., a Delaware limited partnership, and Petro Holdings Financial Corporation, a Delaware corporation, (together, the "Issuers"), upon the terms and subject to the conditions contained in the Registration Statement on Form S-4 filed by the Issuers with the Securities and Exchange Commission (the "Registration Statement") and the accompanying Prospectus dated ___________, 1999 included therein (the "Prospectus"), receipt of which is hereby acknowledged.

     2. The undersigned hereby represents and warrants that he, she or it has full authority to tender the Old Notes described above. The undersigned will, upon request, execute and deliver any additional documents deemed by the Issuers to be necessary or desirable to complete the exchange of Old Notes.

     3. The undersigned understands that the tender of the Old Notes pursuant to all of the procedures set forth in the Prospectus will constitute an agreement between the undersigned and the Issuers as to the terms and conditions set forth in the Prospectus.

     4. The undersigned hereby represents and warrants that the undersigned is acquiring the Notes in the ordinary course of the business of the undersigned and that the undersigned is not engaged in, and does not intend to engage in, a distribution of the Notes.

     5. If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Notes. If the undersigned is a broker-dealer that will receive Notes for its own account in exchange for Old Notes, it represents that the Old Notes to be exchanged for Notes were acquired by it as a result of market-making activities or other trading activities and acknowledges that it will deliver a prospectus meeting the requirements of the 1933 Act in connection with any resale of such Notes pursuant to the Exchange Offer; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an underwriter within the meaning of the 1933 Act.

     6. Any obligation of the undersigned hereunder shall be binding upon the successors, assigns, executors, administrators, trustees in bankruptcy and legal and personal representatives of the undersigned.

                  SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS
                              (See Instruction 1)

     To be completed ONLY if the Notes are to be issued in the name of someone other than the undersigned or are to be sent to someone other than the undersigned or to the undersigned at an address other than that provided above.

Issue to:
Name:___________________________________________________________________________
                                (Please Print)

Address:________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
                              (Include Zip Code)

Mail to:
Name:___________________________________________________________________________
                                (Please Print)

Address:________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
                              (Include Zip Code)


                                   SIGNATURE
                          (Name of Registered Holder)

By:_____________________________________________________________________________
   Name:________________________________________________________________________
   Title:_______________________________________________________________________
Date:___________________________________________________________________________

     (Must be signed by registered holder exactly as name appears on Old Notes. If signature is by trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 3.)

Address:________________________________________________________________________
________________________________________________________________________________

Telephone No.___________________________________________________________________

Taxpayer Identification No.:____________________________________________________

Signature Guaranteed by:________________________________________________________
                              (See Instruction 1)

Title:__________________________________________________________________________

Name of Institution:____________________________________________________________

Address:________________________________________________________________________

Date:___________________________________________________________________________

                   PLEASE READ THE INSTRUCTIONS BELOW, WHICH
                  FORM A PART OF THIS LETTER OF TRANSMITTAL.

                                 Instructions

     1. Guarantee of Signatures. Signatures on this Letter of Transmittal must be guaranteed by a firm that is a member of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc. or by a commercial bank or trust company having an office in the United States which is a member of a recognized Medallion Signature Program approved by the Securities Transfer Association, Inc. (an "Eligible Institution") unless (i) the "Special Issuance and Delivery Instructions" above have not been completed or
(ii) the Old Notes described above are tendered for the account of an Eligible Institution.

     2. Delivery of Letter of Transmittal and Old Notes. The Old Notes, together with a properly completed and duly executed Letter of Transmittal (or a facsimile thereof), should be mailed or delivered to the Exchange Agent at the address set forth above.

               THE METHOD OF DELIVERY OF OLD NOTES AND OTHER DOCUMENTS IS AT THE ELECTION AND RISK OF THE RESPECTIVE HOLDER. IF DELIVERY IS BY MAIL, REGISTERED MAIL (WITH RETURN RECEIPT), PROPERLY INSURED, IS SUGGESTED. INSTEAD OF DELIVERY BY MAIL, IT IS RECOMMENDED THAT YOU USE AN OVERNIGHT OR HAND DELIVERY SYSTEM .

     3. Guaranteed Delivery Procedures. Registered holders who wish to tender their Old Notes and (i) whose Old Notes are not immediately available or (ii) who cannot deliver such Old Notes, the Letter of Transmittal or any other required documents to the Exchange Agent prior to the Expiration Date, may effect a tender if:

               (a) The tender is made by or through an Eligible Institution and a Notice of Guaranteed Delivery is signed by the Holder;

               (b) On or prior to the Expiration Date, the Exchange Agent receives from such Holder and the Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by facsimile transmission, mail or hand delivery) setting forth the name and address of the holder of the Old Notes, the certificate number or numbers of such Old Notes and the principal amount of Old Notes tendered, stating that the tender is being made thereby and guaranteeing that, within four business days after the date of delivery of the Notice of Guaranteed Delivery, the tendered Old Notes, a duly executed Letter of Transmittal (or facsimile thereof) and any other required documents will be deposited by the Eligible Institution with the Exchange Agent; and

               (c) Such properly completed and executed Letter of Transmittal (or facsimile thereof), as well as the certificate(s) representing all tendered Old Notes in proper form for transfer (or confirmation of a book-entry transfer of such Old Notes into the Exchange Agent's account at the
     DTC) must be received by the Exchange Agent within four business days after the Expiration Date.

     Upon request of the Exchange Agent, a Notice of Guaranteed Delivery will be sent to registered holders who wish to tender their Old Notes according to the guaranteed delivery procedures set forth above.

     4. Signatures on Letter of Transmittal, Bond Powers and Endorsements. If this Letter of Transmittal is signed by a person other than a registered holder of any Old Notes, such Old Notes must be endorsed or accompanied by appropriate bond powers, in either case signed exactly as the name or names of the registered holder or holders appear on such Old Notes.

     If this Letter of Transmittal or any Old Notes or bond power is signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such person should so indicate when signing, and, unless waived by the Issuers, proper evidence satisfactory to the Issuers of their authority to so act must be submitted.

     5. Exchange of Old Notes Only. Only the above-described Old Notes may be exchanged for Notes pursuant to the Exchange Offer.

     6. Miscellaneous. All questions as to the validity, form, eligibility (including time of receipt), acceptance and withdrawal of tendered Old Notes will be resolved by the Issuers, whose determination will be final and binding. The Issuers reserves the absolute right to reject any or all tenders that are not in proper form or the acceptance of which would, in the opinion of counsel for the Issuers, be unlawful. The Issuers also reserves the right to waive any irregularities or conditions of tender as to particular Old Notes. The Issuers' interpretation of the terms and conditions of the Exchange Offer (including the instructions in this Letter of Transmittal) will be final and binding. Unless waived, any irregularities in connection with tenders or consents must be cured within such time as the Issuers shall determine. Neither the Issuers nor the Exchange Agent shall be under any duty to give notification of defects in such tenders or shall incur liabilities for failure to give such notification. Tenders of Old Notes will not be deemed to have been made until such irregularities have been cured or waived. Any Old Notes received by the Exchange Agent that are not properly tendered and as to which the irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering holder thereof.

                           IMPORTANT TAX INFORMATION

     Under current Federal income tax law, an Old Noteholder whose tendered Old Notes are accepted for payment generally is required to provide the Exchange Agent (as agent for the payer) with his or her correct taxpayer identification number ("TIN") on Substitute Form W-9 below. If such Old Noteholder is an individual, the TIN is his or her social security number. If the Exchange Agent is not provided with the correct TIN, the Old Noteholder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, payments that are made to such Old Noteholders with respect to Notes exchanged pursuant to the Exchange Offer may be subject to backup withholding.

     Certain Old Noteholders (including, among others, all corporations and certain foreign individuals) may not be subject to these backup withholding and reporting requirements. Exempt Old Noteholders should indicate their exempt status on Substitute Form W-9. In order for a foreign individual to qualify as an exempt recipient, that Old Noteholder must submit a properly completed Internal Revenue Service Form W-8, signed under penalties of perjury, attesting to his or her exempt status. Such statements can be obtained from the Exchange Agent. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

     If backup withholding applies, the Exchange Agent is required to withhold 31 percent of any such payments made to the Old Noteholder. Backup withholding is not an additional tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.

Purpose of Substitute Form W-9

     To prevent backup withholding on payments that are made to an Old Noteholder with respect to Old Notes exchanged pursuant to the Exchange Offer, each Old Noteholder is required to notify the Exchange Agent of his, her or its correct TIN by completing the Substitute Form W-9 below certifying the TIN provided on such form is correct (or that such Old Noteholder is awaiting a TIN) and that (1) such Old Noteholder has not been notified by the Internal Revenue Service that he, she or it is subject to backup withholding as a result of a failure to report all interest or dividends or (2) the Internal Revenue Service has notified such Old Noteholder that he, she or it is no longer subject to backup withholding.

What Number to Give the Exchange Agent

     The Old Noteholder is required to give the Exchange Agent the social security number or employer identification number of the record owner of the Old Notes. If the Old Notes are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidelines on which number to report.

                          PAYER'S NAME:  ____________________________________________
--------------------------------------------------------------------------------------------------------------------
SUBSTITUTE                         Part 1--PLEASE PROVIDE YOUR TIN IN THE BOX AT     _______________________________
Form W-9                           RIGHT AND CERTIFY BY SIGNING AND DATING BELOW        Social Security Number
                                                                                                   OR
                                                                                     _______________________________
                                                                                     Employer Identification Number
                                 -----------------------------------------------------------------------------------
Department of the Treasury         Part 2--                                         Part 3--
Internal Revenue Service           Certification--Under penalties of perjury, I     Awaiting TIN [_]
                                   certify that:

                                   (1)  The number shown on this form is my
                                        current taxpayer identification number
                                        (or I am waiting for a number to be issued to me) and

                                   (2)  I am not subject to backup withholding
                                        because: (a) I am exempt from backup
                                        withholding, (b) I have not been notified
                                        by the Internal Revenue Service (the IRS)
                                        that I am subject to backup withholding as
                                        a result of a failure to report all interest
                                        or dividends or (c) the IRS has notified me
                                        that I am no longer subject to backup
                                        withholding.
                                   -----------------------------------------------------------------------------------
Payer's Request for Taxpayer       Certificate Instructions--You must cross out Item (2) above if you have been
Identification Number "TIN"        notified by the IRS that you are current subject to backup withholding because of under-reporting interest or dividends on your tax return.  However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out such Item (2).

                                   SIGNATURE: ______________________________________  DATE: ________________________
--------------------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31 PERCENT OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED "GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE W-9" FOR ADDITIONAL DETAILS.

NOTE   YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN
       PART 3 OF SUBSTITUTE FORM W-9.



            CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

     I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Officer or (b) I intend to mail or deliver such an application in the near future. I understand that if I do not provide a taxpayer identification number within sixty (60) days, 31 percent of all reportable payments made to me thereafter will be withheld until I provide a number.

SIGNATURE _________________________________________________  DATE ______________